UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): June 15, 2012

LEVIATHAN MINERALS GROUP INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	000-53926	27-2205684
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

J1. Muara Karang Raya No. 48
Jakarta Utara, Indonesia 14450
(Address of principal executive offices)

(852) 2167-8133
(Registrant’s telephone number, including area code)

                                                  N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b).	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2012, James Rosenbaum and James Ulland, directors of Leviathan Minerals Group Incorporated (the “Company”), resigned from the Company’s board of directors. The Company has not appointed replacements to fill the vacancies created by the resignations.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVIATHAN MINERALS GROUP INCORPORATED

Dated: July 18, 2012	By:	/s/ Samuel Zia
Samuel Zia
President and Chief Executive Officer

3